UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                     			   Washington, D.C.  20549

                            				  FORM 8-K

	                     		       CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of The
           		       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 21, 1994
                                            				--------------------------


                           				ROUNDY'S, INC.
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           	(Exact name of registrant as specified in its charter)



	Wisconsin                           2-66296                39-0854535
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(State or other jurisdiction       (Commission     (IRS Employer
      of Incorporation)            File Number)    Identification No.)



	    23000 Roundy Drive, Pewaukee, Wisconsin          53072
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	(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code     (414) 547-7999
                                         						   -----------------------


                           				    NONE
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	(Former name or former address, if changed since last report.)

Item 5.  Other Events
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	On November 14, 1994, Roundy's, Inc. ("Roundy's") issued a press release announcing the termination of merger discussions with Spartan Stores, Inc. The merger discussions were reflected in Roundy's Form 8-K dated October 7, 1994. A copy of the related press release is attached as
Exhibit 100 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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	(a)     Financial Statements of Businesses Acquired.  Not applicable.

	(b)     Pro Forma Financial Information.  Not applicable.

	(c)     Exhibits.  The following exhibits are furnished with this
              			   Current Report:

       		Exhibit No.                             Document
       		-----------                             --------
       		    100                               Press Release


                           				  SIGNATURES

    Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      						     ROUNDY'S, INC.
                                					  --------------------------------
						      (Registrant)



Date:   November 21, 1994         BY: ROBERT D. RANUS
     --------------------------   ----------------------------------------
                            				  Robert D. Ranus
                            				  Vice President and Chief Financial Officer

                                               							      EXHIBIT 100




                            				PRESS RELEASE

               		       For Monday, November 14, 1994

    For more information contact:   Mr. David C. Busch
                                				Vice President of Administration
                                   	Roundy's, Inc.
                                				414-524-5816

                                				Mr. James B. Meyer
                                				Sr. Vice President & C.F.O.
	                                			Spartan Stores, Inc.
                                				616-878-2426

                		   Roundy's, Inc. and Spartan Stores, Inc.
                       			Terminate Merger Discussions

Pewaukee, Wisconsin---It was announced Monday, November 14, 1994 that merger discussions between Roundy's, Inc. and Spartan Stores, Inc. have been terminated. The proposed transaction was first announced in September of this year.

Both companies announced their intentions to continue pursuing separate strategies to enhance their growth and shareholder value as stand-alone companies.

Roundy's, Inc. is ranked as the sixth largest food wholesaler in the country and operates ten divisions in Wisconsin, Illinois, Michigan, Indiana and Ohio. Spartan Stores, Inc. is the nation's seventh largest food wholesaler and operates nine distribution facilities in Michigan, Ohio, and Kentucky.